INTANGIBLE ASSETS, NET	12 Months Ended
Jun. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
INTANGIBLE ASSETS, NET

NOTE 9 – INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of June 30,
	2026	2025
Patents	$3,095,165	$2,076,632
Less: accumulated amortization	(209,117)	(53,714)
Intangible assets, net	$2,886,048	$2,022,918

On May 29, 2026, the company acquired new fuel cell preparation systems and methods from an third party supplier to support the production of vehicle and equipment. These intangible assets were purchased with a total consideration of $0.9 million and were amortized on a straight-line basis.

On Jan 24, 2025, the Company acquired certain new energy and intelligent technologies that are presently integrated into production of oilfield vehicles and equipment. These intangible assets were purchased with a total consideration of $2.0 million and were amortized on a straight-line basis.

Amortization expense was $147,855, $45,341 and $5,042 for the years ended June 30, 2026, 2025 and 2024, respectively. Future estimated amortization expenses of patents are as follows:

For the years ended June 30,	Amount
2027	$204,092
2028	204,092
2029	204,092
2030	204,092
2031	204,092
Thereafter	1,865,588
Total	$2,886,048

The Company has pledged its intellectual property, with original valued at RMB510,000 (approximately $75,165), as collateral for the loan from July 30, 2024 to July 30, 2027. Refer to Note 11 for details.